                                                                    EXHIBIT 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT


The Board of Directors
Reinsurance Group of America, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                                    /s/ KPMG LLP





St. Louis, Missouri
February 8, 2001